SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2024 (Unaudited)

Shares	Common Stocks: 94.8%	Value
	Other: 5.9%
4,960	Darling Ingredients Inc.*	$230,690
1,600	Quanta Services Inc.	415,680
		646,370
	Smart Transportation: 32.6%
3,120	Aptiv PLC*	248,508
9,000	BYD Co. Ltd.	231,814
2,440	Continental AG	176,091
1,817	Daimler Truck AG	92,046
19,600	Denso Corp.	373,525
176,000	Geely Automobile Holdings Ltd.	207,774
11,030	Johnson Matthey PLC	249,036
5,040	Kia Corp.	418,226
4,270	Mercedes-Benz Group AG*	339,988
8,270	Mobileye Global Inc - A*	265,881
7,860	Sensata Technologies Holding	288,776
1,490	Tesla Inc.*	261,927
15,190	Volvo AB Class B	411,595
		3,565,187

	Technology: 3.9%
3,140	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	427,197

	Transportation Technology: 52.4%
2,560	Alphabet Inc. Class C*	389,786
3,460	Amphenol Corp. Class A	399,111
1,660	Analog Devices Inc.	328,331
16,440	Dana Inc.	208,788
1,500	Eaton Corp. PLC	469,020
5,420	Gentherm Inc.*	312,084
30,970	Hanon Systems	137,216
28,160	Hexagon AB Class B	333,253
8,980	Infineon Technologies AG - ADR	305,291
620	LG Chem Ltd.	202,119
560	NVIDIA Corp.	505,994
1,520	NXP Semiconductors NV	376,610
4,030	ON Semiconductor Corp.*	296,407
4,120	Power Integrations Inc.	294,786
17,700	Renesas Electronics Corp.*	313,814
730	Samsung SDI Co., Ltd.	258,261
2,600	Skyworks Solutions Inc.	281,632
2,200	TE Connectivity Ltd.	319,528
		5,732,031

	Total Common Stocks (Cost $9,999,693)	10,370,785

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2024 (Unaudited)

Shares	Preferred Stocks: 2.6%	Value
	Preferred Stocks
	Smart Transportation: 2.6%
2,160	Volkswagen AG	$286,230
	Total Preferred Stocks (Cost $401,475)	286,230

	Total Investments (Cost $10,401,168): 97.4%	10,657,015
	Other Assets in Excess of Liabilities: 2.6%	286,871
	Total Net Assets - 100.0%	$10,943,886

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company